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                                                                   Exhibit 10.13


                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is made as of the 1st day of May, 2001, from L.S. HOLDING, INC., a U.S. Virgin Islands corporation, with a mailing address of 161-B Crown Bay, St. Thomas, Virgin Islands 00802 ("L.S. Holding" or the "Borrower"), and LITTLE SWITZERLAND, INC., a Delaware corporation, with a mailing address of 161-B Crown Bay, St. Thomas, Virgin Islands 00802 ("Little Switzerland," and, together with L.S. Holding, the "Pledgor"), to and in favor of THE CHASE MANHATTAN BANK, a commercial banking institution, with a mailing address of P.O. Box 309600, St. Thomas, U.S. Virgin Islands 00803 ("Lender").

                                  WITNESSETH:

         WHEREAS, Pledgor has requested, and Lender has agreed to extend a certain revolving credit facility (the "Facility") to L.S. Holding, a wholly-owned subsidiary of Little Switzerland, in the aggregate principal amount of Two Million Nine Hundred Fifty Thousand Dollars ($2,950,000.00), as evidenced by the Revolving Credit Note of even date herewith (the "Note") executed by Borrower and issued to Lender; and

         WHEREAS, Pledgor and Lender have entered into a Loan Agreement of even date herewith (the "Loan Agreement"), setting forth the terms and conditions of the Facility; and

         WHEREAS, as an inducement to Lender to extend the Facility, and as security for Pledgor's obligations to Lender under the Note, the Loan Agreement and the Security Instruments referenced therein (collectively, the "Loan Documents"), Pledgor has agreed to pledge and assign to Lender certain shares of stock now or hereafter owned by Pledgor;

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. RECITALS. The foregoing recitals are hereby acknowledged as true and correct and are incorporated herein by this reference.

         2. COLLATERAL. As security for the due and punctual payment of the Note, as the same may be hereafter amended, supplemented or modified from time to time, and for the payment and


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STOCK PLEDGE AGREEMENT
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performance of all other obligations of Pledgor under the Loan Documents,
Pledgor hereby pledges and assigns to Lender and creates in Lender a security interest in Pledgor's right, title and interest in and to the issued and outstanding stock of, or equivalent equity interest in, all Subsidiaries (as defined below) of Pledgor as shall represent an encumbrance of (a) 65% of Pledgor's equity interest in such Subsidiaries as are wholly-owned by Pledgor and (b) 65% of the total issued and outstanding equity interest in such Subsidiaries as are not wholly-owned by Pledgor (collectively, the "Pledged Stock"). The Pledged Stock is and shall at all times be duly authorized, validly issued, fully paid and nonassessable. The term "Subsidiaries" means each corporation or other formally organized entity with respect to which a Pledgor now or hereafter beneficially owns, directly or indirectly, a controlling interest, and shall specifically include, but not be limited to the following: the Borrower; L.S. Wholesale, Inc., a Massachusetts corporation ("L.S. Wholesale"); L.S. Holding (USA), Inc., an Alaska corporation; World Gift Imports, N.V., a Netherlands Antilles corporation; Montres et Bijoux, S.A.R.L., a St. Martin company; L.S. Holding (Aruba), N.V., an Aruba company; L.S. Holding (Curacao), N.V., a Curacao corporation. The Subsidiaries other than L.S. Wholesale and L.S. USA shall be collectively referred to as the "Foreign Subsidiaries." Notwithstanding the foregoing, (i) the Pledged Stock shall specifically exclude the interest of the Pledgor in World Gift Imports (Barbados) Limited, a Barbados company, and such entity shall not be included in the term "Subsidiaries," and (ii) the Pledged Stock shall include 100% of Little Switzerland's equity interest in L.S. Wholesale.

         As further security, Pledgor hereby grants to Lender a security interest in any payments, warrants, stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends paid in stock, new securities or other property which Pledgor is or may hereafter become entitled to receive on account of the Pledged Stock and, except as provided SECTION 4 hereof, in the event that Pledgor receives any such money or property Pledgor will immediately deliver it to the Lender to be held hereunder in the same manner as the property originally delivered hereunder. The Pledged Stock and any and all money and property hereinafter delivered to the Lender is hereinafter called the "Collateral". The Collateral shall constitute security for the Obligations.

         3. DELIVERY OF SHARES. Each original stock certificate (or equivalent instrument for the



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STOCK PLEDGE AGREEMENT
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Foreign Subsidiaries) representing Pledged Stock shall be delivered to the
Lender, in form transferable by delivery, on or before May 31, 2001 and shall be accompanied by a stock power executed in blank by Pledgor. The Pledged Stock shall be free and clear of all restrictions on transfer, other than as may be imposed by state and federal securities laws; if any such restrictions on transfer appear on a certificate or other instrument representing any of the Pledged Stock, the delivery thereof shall be accompanied by waivers executed by all parties as may be necessary to evidence the full and complete waiver of such restrictions. Any Pledged Stock hereafter acquired shall be promptly delivered in compliance with this Section upon such acquisition. Time is of the essence with respect to all such deliveries of Pledged Stock required under this Section.

         4. VOTING POWER; DIVIDENDS. Subject to SECTION 7 hereof, Pledgor shall be entitled to vote the Pledged Stock and to give consents, waivers and ratifications with respect thereto; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with or violate any of the provisions of the Loan Documents. Subject to SECTION 7 hereof, Pledgor shall be entitled to receive all dividends on the Pledged Stock; provided, however, that Pledgor shall give Lender thirty
(30) days written notice thereof and Lender shall have the option during such thirty (30) day period to advise Pledgor that any non-cash dividends or liquidating dividends shall be delivered to Lender in the manner provided in
SECTION 2 hereof.

         5. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to the Lender that:

            A. Pledgor is the sole legal owner and holder of the Pledged Stock in the manner indicated hereinabove and no lien, charge, encumbrance or other security interest exists against the Pledged Stock (other than this Pledge Agreement).

            B. No disability or contractual obligation exists which would prohibit Pledgor from pledging the Pledged Stock as herein provided.

            C. The agreements and obligations of Pledgor have been duly authorized by all necessary corporate action and do not violate the Pledgor's Articles of Incorporation or Bylaws.

         6. COVENANTS. Pledgor hereby covenants and agrees that:

            A. The Collateral shall at all times be free and clear of any security interests,


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STOCK PLEDGE AGREEMENT
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mortgages, pledges, liens, encumbrances and restrictions on the transfer thereof, other than (a) the security interest provided for herein, (b) such restrictions on transfer as may be imposed by state and federal securities laws and (c) the security interest of Tiffany and Company subordinate to the Lender's security interest under this Pledge Agreement.

            B. Pledgor will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein.

            C. No part of the Collateral shall be sold, assigned or conveyed.

            D. Pledgor shall indemnify and save and hold the Lender harmless from and against any and all claims, expenses, damages, loss, liability or judgments, including reasonable attorneys' fees, which may be incurred or sustained by Lender, directly or indirectly, in connection with this Pledge Agreement and the exercise of any of the security rights with respect to the Collateral. This covenant shall survive the termination of the other provisions of this Pledge Agreement.

            E. Pledgor shall execute and deliver to Lender such further instruments and agreements, in form and substance satisfactory to the Lender and its counsel, as the Lender may reasonably request, in order to evidence, enforce and carry out the transactions contemplated by this Pledge Agreement.

         7. EVENT OF DEFAULT. At any time that an Event of Default (as defined in the Loan Agreement) shall have occurred and be continuing, the Lender may, in its discretion and upon giving notice to the Pledgor of intention to do so,

            A. vote all or any of the Pledged Stock and give all consents, waivers and ratifications with respect thereto and take any action with respect thereto as the outright owner thereof;

            B. receive all dividends and all other distributions of any kind on all or any of the Pledged Stock;

            C. exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of the Pledgor pertaining or relating to the Pledged Stock; and/or

            D. sell, assign and deliver the whole or, from time to time, any part of the Pledged


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STOCK PLEDGE AGREEMENT
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Stock at any broker's board or at a private sale or public auction for cash, for credit or for other property, for immediate or future delivery, and for such price or prices on such terms as the Lender in its discretion may determine, providing that such sale shall be an arms length commercially reasonable transaction and, if then permitted by law, the Lender may bid for and purchase the whole or any part of the Pledged Stock so sold free from any right or equity of redemption. Upon any such sale the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Stock so sold.

         8. SALE. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of any kind whatsoever, including any equity or right of redemption, of Pledgor, who hereby specifically waives to the maximum extent permitted by applicable law all rights of redemption, stay or appraisal which Pledgor has or may have under any rule of law or statute now existing or hereafter adopted. The Lender shall give the Pledgor not less than ten (10) days' written notice of intention to make any such public or private sale or sale at broker's board or on a securities exchange. Such notice, in case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Stock or that portion thereof so being sold, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places as the Lender may fix in the notice of such sale. At any such sale the Pledged Stock may be sold in one lot as an entirety or in separate parcels, as the Lender may determine. The Lender may without notice or publication adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Stock on credit or for future delivery, the Pledged Stock so sold may be retained by the Lender until the selling price is paid by the purchaser there of, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Stock so sold and, in case of any such failure, such Pledged Stock may again be sold upon like notice. Notwithstanding the foregoing, the Lender, in its discretion and instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose


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STOCK PLEDGE AGREEMENT
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this Pledge Agreement and sell the Pledged Stock, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, Pledgor having been given due notice of all such action. Pledgor recognizes that registration under federal law of the securities included in the Collateral or compliance therewith may be required to effect any public sale thereof. Any private sale shall be conducted in such manner and in such circumstances as Lender may deem necessary or advisable for the purpose of effecting such sale without such registration or otherwise. Pledgor hereby agrees that disposition by private sale is commercially reasonable, that it will upon Lender's request give any such purchaser access to such information as may be reasonably requested to effect such disposition and that the Lender shall incur no liability for selling all or part of such securities at a private sale, notwithstanding the possibility that a higher price might be realized if the sale were deferred until after registration of such securities.

         9. NO OBLIGATION OF LENDER. Notwithstanding anything contained herein to the contrary, Lender shall not be obligated or have a duty to exercise any such rights, privileges, options or powers herein provided or to sell or otherwise realize upon any of the Pledged Stock as herein authorized, and the Lender shall not be responsible for any failure to do so or delay in so doing. Further, the Lender shall have no duty as to the collection or protection of the Collateral or any part thereof or any income thereon, or as to the preservation of any rights pertaining thereto, beyond the safe physical custody of any Collateral actually in the Lender's possession.

         10. APPLICATION OF PROCEEDS. The proceeds of any sale of all or any part of the Pledged Stock or any other amounts realized by the Lender under this Pledge Agreement, shall be applied by the Lender:

             A. to the payment of the costs and expenses of such sale, including reasonable compensation to the Lender and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Lender in connection therewith;

             B. to the payment of the Note and to the payment of any other obligations of the Pledgor or the Borrower under the Loan Documents;

             C. to the payment of any other indebtedness secured by a subordinated security interest in the Pledged Stock; and


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STOCK PLEDGE AGREEMENT
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             D. to Pledgor or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         11. DEFAULT. The following shall constitute an Event of Default hereunder and under the Loan Agreement:

             A. Any representation or warranty made by Pledgor herein hereof proves to have been incorrect in any material respect; and

             B. Failure to perform or comply with any term or provision of this Pledge Agreement, which failure shall remain unremedied for thirty (30) days after written notice from the Lender to the Pledgor thereof; and

             C. The occurrence of an Event of Default under the Loan Agreement.

         12. LENDER AS ATTORNEY-IN-FACT. Lender is hereby appointed the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest; provided, however, that unless an Event of Default shall have occurred and be continuing, the Lender agrees not to take any action as attorney-in-fact of the Pledgor. Without limiting the generality of the foregoing, at any time in which an Event of Default has occurred and is continuing, Lender shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgor representing any dividend or other distribution in respect of the Pledged Stock or any part thereof and to give full discharge of the same.

         13. NO WAIVER. No course of dealing between the Pledgor and the Lender shall operate as a waiver of any rights under this Pledge Agreement or any other related documents or instruments or in respect of the Collateral. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

         14. DISCHARGE. When all obligations and liabilities of the Borrower or Pledgor under the


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STOCK PLEDGE AGREEMENT
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Loan Documents shall have been paid and performed in full, this Pledge Agreement shall terminate, and the Lender shall forthwith assign, transfer and deliver to Pledgor, against Pledgor's receipt, the Collateral then held by it hereunder.
The receipt of Pledgor of the Collateral so delivered shall be complete and full acquittance therefor, and the Lender shall thereafter be discharged from any liability or responsibility therefor.

         15. NOTICE. Any notice herein provided to be given to Pledgor and to Lender in the manner provided in the Loan Agreement.

         16. CONSTRUCTION. This Pledge Agreement shall in all respects be construed in accordance with and governed by the laws of the Territory of the United States Virgin Islands. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof.

         17. JURY TRIAL WAIVER. PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT AND/OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER'S WILLINGNESS TO EXTEND THE CREDIT EVIDENCED BY THE NOTE. FURTHER, PLEDGOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.


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STOCK PLEDGE AGREEMENT
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         IN WITNESS WHEREOF, the parties hereto have caused this Pledge
Agreement to be duly executed the day and year first above written.


                                       L.S. HOLDING (USA), INC.


                                  By:  /s/ Charles M. Pepper
                                       ------------------------------
                                       Charles M. Pepper, Senior Vice President
                                                                      (SEAL)

                              Attest:  /s/ Cloretta Bostic Holland
                                       -----------------------------------
                                       Cloretta Bostic Holland, Secretary


                                       LITTLE SWITZERLAND, INC.


                                  By:  /s/ Charles M. Pepper
                                       ---------------------------------------
                                       Charles M. Pepper, Senior Vice President
                                                                      (SEAL)

                              Attest:  /s/ Patick J. Hopper
                                       ------------------------------
                                       Patick J. Hopper, Secretary


                                       THE CHASE MANHATTAN BANK, Lender


                                  By:  /s/ Roger Odell
                                       ------------------------------

                                       Roger Odell, Managing Director